UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 19, 2006
Fidelity Southern Corporation
(Exact name of registrant as specified in its charter)

Georgia	000-22374	58-1416811
(State or other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)
3490 Piedmont Road, Suite 1550
Atlanta, Georgia 30305
(Address of principal executive offices) (Zip Code)
(404) 639-6500
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01 Entry into a Material Definitive Agreement
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibits
EX-10.1 EMPLOYMENT AGREEMENT / H. PALMER PROCTOR, JR.
EX-10.2 EMPLOYMENT AGREEMENT / JAMES B. MILLER, JR.
EX-10.3 EXECUTIVE CONTINUITY AGREEMENT / JAMES B. MILLER, JR.
EX-10.4 EXECUTIVE CONTINUITY AGREEMENT / H. PALMER PROCTOR, JR.
EX-10.5 EXECUTIVE CONTINUITY AGREEMENT / M. HOWARD GRIFFITH, JR.
EX-10.6 EXECUTIVE CONTINUITY AGREEMENT / DAVID BUCHANAN
EX-10.7 AMENDED AND RESTATED SUPPLEMENTAL DEFERRED COMPENSATION PLAN
EX-99.1 PRESS RELEASE ISSUED ON JANUARY 23, 2006

Item 1.01 Entry into a Material Definitive Agreement
     Employment Agreements
     In its Form 8-K filed on December 28, 2005, Fidelity Southern Corporation reported that the Compensation Committee of the Board of Directors authorized management to prepare an amended and restated Employment Agreement for H. Palmer Proctor, Jr., Vice President of Fidelity Southern Corporation and President of Fidelity Bank, which provides that Mr. Proctor’s annual base salary would be $300,000 per year with incentive compensation not to exceed $50,000, based upon Fidelity achieving targeted income levels established by the Compensation Committee. Mr. Proctor’s employment agreement was also amended in order to comply with the deferred compensation rules of Internal Revenue Code Section 409A. At their meeting on January 19, 2006, the Compensation Committee approved Mr. Proctor’s amended and restated Employment Agreement. On the same day, at a meeting of the Board of Directors of Fidelity Southern Corporation, Mr. Proctor was elected Senior Vice President of Fidelity Southern Corporation. Mr. Proctor’s new salary and incentive compensation were effective as of January 1, 2006.
     The Compensation Committee also approved the amended and restated Employment Agreement for James B. Miller, Jr., Chairman, President and Chief Executive Officer. Mr. Miller’s employment agreement was amended in order to comply with the deferred compensation rules of Internal Revenue Code Section 409A.
     Copies of Mr. Proctor’s and Mr. Miller’s amended and restated Employment Agreements are attached hereto as Exhibits 10.1 and 10.2.
     Executive Continuity Agreements
     At the same meeting on January 19, 2006, the Compensation Committee of the Board of Directors of Fidelity Southern Corporation also approved amended and restated Executive Continuity Agreements with James B. Miller, Jr., H. Palmer Proctor, Jr., M. Howard Griffith, Jr. and David Buchanan. The agreements were amended in order to comply with the deferred compensation rules of Internal Revenue Code Section 409A.
     Copies of the amended and restated Executive Continuity Agreements for Messrs. Miller, Proctor, Griffith and Buchanan are attached hereto as Exhibits 10.3, 10.4, 10.5 and 10.6, respectively.
     Fidelity Southern Corporation Supplemental Deferred Compensation Plan
     The Compensation Committee of the Board of Directors of Fidelity Southern Corporation also approved at the meeting the Amended and Restated Fidelity Southern Corporation Supplemental Deferred Compensation Plan. The deferred compensation plan was amended in order to comply with the deferred compensation rules of Internal Revenue Code Section 409A.
     A copy of the Amended and Restated Fidelity Southern Corporation Supplemental Deferred Compensation Plan is attached hereto as Exhibit 10.7.

     Executive Officer Salary
     In addition, the Compensation Committee of the Board of Directors of Fidelity Southern Corporation approved at the January 19, 2006 meeting an increase in the annual base salary of David Buchanan, Vice President, to $240,000. Mr. Buchanan’s new salary was effective as of January 1, 2006.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
     On January 19, 2006, Fidelity Southern Corporation appointed B. Rodrick Marlow, 62, to serve as its Chief Financial Officer effective as of June 1, 2006. Mr. Marlow has served as Controller of Fidelity Southern Corporation and Fidelity Bank, a subsidiary of Fidelity Southern Corporation, since 1997.
     A copy of the press release announcing Mr. Marlow’s appointment is attached hereto as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits
     (c) Exhibits.

Exhibit 10.1	Employment Agreement by and between Fidelity Southern Corporation, Fidelity Bank and H. Palmer Proctor, Jr.

Exhibit 10.2	Employment Agreement by and between Fidelity Southern Corporation, Fidelity Bank and James B. Miller, Jr.

Exhibit 10.3	Executive Continuity Agreement by and between Fidelity Southern Corporation, Fidelity Bank and James B. Miller, Jr.

Exhibit 10.4	Executive Continuity Agreement by and between Fidelity Southern Corporation, Fidelity Bank and H. Palmer Proctor, Jr.

Exhibit 10.5	Executive Continuity Agreement by and between Fidelity Southern Corporation, Fidelity Bank and M. Howard Griffith, Jr.

Exhibit 10.6	Executive Continuity Agreement by and between Fidelity Southern Corporation, Fidelity Bank and David Buchanan

Exhibit 10.7	Amended and Restated Fidelity Southern Corporation Supplemental Deferred Compensation Plan

Exhibit 99.1	Press release issued by Fidelity Southern Corporation on January 23, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fidelity Southern Corporation (Registrant)

	By:	/s/ M. Howard Griffith, Jr. M. Howard Griffith, Jr.
Chief Financial Officer
Date: January 25, 2006

Exhibits

Exhibit No.	Description
Exhibit 10.1	Employment Agreement by and between Fidelity Southern Corporation, Fidelity Bank and H. Palmer Proctor, Jr.

Exhibit 10.2	Employment Agreement by and between Fidelity Southern Corporation, Fidelity Bank and James B. Miller, Jr.

Exhibit 10.3	Executive Continuity Agreement by and between Fidelity Southern Corporation, Fidelity Bank and James B. Miller, Jr.

Exhibit 10.4	Executive Continuity Agreement by and between Fidelity Southern Corporation, Fidelity Bank and H. Palmer Proctor, Jr.

Exhibit 10.5	Executive Continuity Agreement by and between Fidelity Southern Corporation, Fidelity Bank and M. Howard Griffith, Jr.

Exhibit 10.6	Executive Continuity Agreement by and between Fidelity Southern Corporation, Fidelity Bank and David Buchanan

Exhibit 10.7	Amended and Restated Fidelity Southern Corporation Supplemental Deferred Compensation Plan

Exhibit 99.1	Press release issued by Fidelity Southern Corporation on January 23, 2006